Exhibit 10.20

EXECUTIVE EMPLOYMENT AGREEMENT

THIS EXECUTIVE EMPLOYMENT AGREEMENT (the “Agreement”), is entered into as of November 2, 2015 (the “Effective Date”) by and between Innovate Biopharmaceuticals, Inc., a Delaware corporation (the “Company”), and Christopher P. Prior, Ph.D. (the “Executive”), an individual residing in Delaware County, Pennsylvania.

WITNESSETH:

WHEREAS, the Company wishes to employ the Executive, and the Executive desires to accept employment with the Company, upon the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises herein, and of other good and valuable consideration, including the employment of the Executive by the Company and the compensation to be received by the Executive from the Company from time to time, and specifically the compensation to be received by the Executive pursuant to Section 4 hereof, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

1.            Employment. As of the Effective Date, the Company hereby employs the Executive and the Executive hereby accepts employment as the Chief Executive Officer (“CEO”) of the Company upon the terms and conditions of this Agreement. The Executive and shall report to the Board of Directors of the Company (the “Board”).

2.            Duties. The Executive shall faithfully perform all duties of the Company related to the position or positions held by the Executive, including but not limited to all duties set forth in this Agreement and/or in the Bylaws of the Company related to the position or positions held by the Executive and all additional duties that are prescribed from time to time by the Board or other designated officers of the Company. The Executive shall devote the Executive’s full time and attention to the performance of the Executive’s duties and responsibilities on behalf of the Company and in furtherance of its best interests; provided, however, that the Executive, subject to the Executive’s obligations hereunder, shall also be permitted to make personal investments, perform reasonable volunteer services and, with the prior consent of the Company, serve on outside boards of directors for non-profit corporations. The Executive shall comply with all Company policies, standards, rules and regulations (the “Company Policies”) and all applicable government laws, rules and regulations that are now or hereafter in effect. The Executive acknowledges receipt of copies of all written Company Policies that are in effect as of the date of this Agreement.

3.            Term. Unless earlier terminated as provided herein, the initial term of this Agreement shall commence on the Effective Date and shall continue for three years from the Minimum Financial Milestone Event (as defined below) (the “Term”). Thereafter, this Agreement shall automatically renew on a year-to-year basis on the same terms and conditions as set forth herein unless: (a) earlier terminated or amended as provided herein or (b) either party gives written notice of non-renewal at least 60 days prior to the end of the Term or any renewal term thereafter. The initial term and all renewals thereof are referred to as the “Term.”

4.            Compensation. During the Term, as compensation for the services rendered by the Executive under this Agreement, the Executive shall be entitled to receive the following (all payments are subject to applicable withholdings):

(a)          Base Salary. Upon the occurrence of the Minimum Financial Milestone Event (as defined below), the Executive shall be paid an annual salary in the amount of $240,000, which shall be payable in accordance with the then-current payroll schedule of the Company (the “Base Salary”), less all applicable taxes and withholdings; provided, however, that the Executive shall be paid minimum wage in accordance with applicable state law until such time as the Minimum Financial Milestone Event has occurred. From and after the date of the Minimum Financial Milestone Event, the Executive shall be entitled to payment of the Base Salary in accordance with the then-current payroll schedule of the Company. Upon the occurrence of the Second Financial Milestone Event (as defined below), the Executive's Base Salary shall be increased to $300,000, which shall be paid in accordance with the then-current payroll schedule of the Company commencing on the first regularly scheduled payroll date of the Company after the Second Minimum Financial Milestone Event has occurred. The Executive's salary may be increased from time to time by the Board. Notwithstanding anything to the contrary, the Base Salary may be reduced if the Board approves and implements an equal percentage reduction in the base salaries of all of the Company’s executive officers, but in no event will such reduction be greater than 15% of the Base Salary. A reduction in the Executive’s Base Salary in accordance with the immediately preceding sentence shall not constitute a substantial reduction in salary as described at paragraph 5(b)(i)(A) of this Agreement.

For the purposes of this Agreement, the “Minimum Financial Milestone Event” shall mean the sale by the Company of its Equity Securities in a bona fide equity financing following the Effective Date in which the Company receives gross proceeds of not less than $5,000,000, including proceeds received in connection with any transaction in which the Company’s securities (or the securities of any successor to the Company) become publicly tradeable. “Equity Securities” means the Company’s common stock or preferred stock issued to one or more third parties for bona fide equity financing purposes. The “Second Financial Milestone Event” shall mean the sale or sales by the Company of its Equity Securities in a bona fide equity financing (or series of bona fide equity financings, including the Minimum Financial Milestone Event) following the Effective Date of this Agreement in which the Company receives aggregate gross proceeds of at least $30,000,000, including proceeds received in connection with any transaction in which the Company’s securities (or the securities of any successor to the Company) become publicly tradeable. For purposes of clarity, the amount of the Minimum Financial Milestone Event shall be included in calculating the Second Milestone Event.

(b)           Bonuses.

(i)          Upon the occurrence of the Minimum Financial Milestone Event (as defined above) provided that the conditions set forth below have been satisfied, the Executive shall be paid a one-time lump sum cash bonus in the amount of $60,000, less applicable withholdings, which shall be paid within 30 days of the occurrence of the Minimum Financial Milestone Event.

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(ii)         Upon the occurrence of the Second Minimum Financial Milestone Event, provided that the conditions set forth below have been satisfied, the Executive shall be paid a one-time lump sum cash bonus in the amount of $175,000, less all applicable withholdings, which shall be paid to the Executive within 30 days of the occurrence of the Second Minimum Financial Milestone Event. In the event a Second Minimum Financial Event is the initial fundraising, the Executive shall be entitled to payment of both bonuses specified under subparts (i) above this subpart (ii), and both bonuses shall be paid to the Executive, less applicable withholdings, within 30 days of the occurrence of the Second Minimum Financial Milestone Event.

For the purposes of subparts (i) and (ii) above, the Executive shall only be paid the bonuses specified therein if: (A) the Executive is employed by the Company on the effective date of the occurrence of the Minimum Financial Milestone Event and/or Second Minimum Financial Milestone Event, as appropriate, or has been terminated without Cause prior to such date. For purposes of clarity, if the Executive is not employed by the Company upon the applicable milestone or has been terminated for Cause (as defined herein) prior to the occurrence of the applicable milestone event, the Executive shall have no right to the payment of the bonus specified under subpart (i) or subpart (ii) hereof.

(iii)         The Executive shall be eligible to participate in all bonus or similar incentive plans adopted by the Board. The amount awarded, if any, to the Executive under any bonus or incentive plan shall be in the discretion of the Board or any committee administering such plan, based on its assessment of the Executive’s and the Company’s performance during the relevant period. If a Bonus is awarded, unless otherwise specifically provided by the Board or committee administering such plan, it shall be paid within 30 days of December 31st in the year following the year in which the Bonus was awarded.

(c)          Equity. Following the completion of the Minimum Financial Milestone Event, the Executive shall be eligible for an annual grant of restricted stock (the “Equity Grant”) for each year of service during the Term, which grant shall be made at the then-current fair market value of such restricted stock on the date of grant, subject to (i) the Executive’s achievement of the agreed-upon milestones set forth on Exhibit A in the applicable calendar year, which milestones may be modified on an annual basis commencing in the year 2016; (ii) the approval of the grant by the Board; and (iii) the Executive’s continued employment by the Company until such time as the Equity Grant is made. If an Equity Grant is made by the Board, it shall be made within 45 days of December 31st of the applicable calendar year. The terms and conditions of the Equity Grant shall be governed by a Restricted Stock Purchase Agreement in a form mutually acceptable to the Executive and the Company and shall be governed by the Company’s 2015 Stock Incentive Plan, which shall be approved and adopted by the Company before the Equity Grant is made. It is understood that each Equity Grant shall be subject to a Right of Repurchase in favor of the Company, which Right of Repurchase shall be subject to the Company’s standard vesting schedule unless otherwise agreed whereby the Company’s Right of Repurchase shall lapse with respect to 25% of the restricted stock on the one year anniversary of the date of grant and with respect to an additional 1/48 each month on the corresponding day of the month thereafter, until all of the restricted stock has been released from restrictions on the fourth anniversary of the date of grant, subject to Executive continuing perform services through each such date. Each Equity Grant shall provide that the Company’s Right of Repurchase shall lapse 100% upon a Change in Control, as such term is defined in the Restricted Stock Purchase Agreement.

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(d)         Benefits. The Executive shall be entitled to receive those benefits provided from time to time to other executive employees of the Company, in accordance with the terms and conditions of the applicable plan documents; provided that the Executive meets the eligibility requirements thereof. All such benefits are subject to amendment or termination from time to time by the Company without the consent of the Executive or any other employee of the Company.

(e)         Paid Time Off. The Executive shall be entitled to four weeks of paid time off (“PTO”) (prorated for partial calendar years) to be taken at such times as may be approved by the Board. PTO earned in one calendar year may not be used in any subsequent calendar year. Upon the termination of the Executive’s employment with the Company, the Executive shall be paid for any accrued and used PTO (less standard employment related withholdings and dedcutions).

(f)          Business Expenses. The Company shall pay, or reimburse the Executive for, all reasonable expenses incurred by the Executive directly related to conduct of the business of the Company; provided that, the Executive complies with the Company’s policies for the reimbursement or advancement of business expenses that are now or hereafter in effect.

5.            Termination. This Agreement and the Executive’s employment by the Company shall or may be terminated, as the case may be, as follows:

(a)          Termination upon Expiration of the Term. This Agreement and the Executive’s employment by the Company shall terminate upon the expiration of the Term in the event notice of non-renewal is provided according to the terms of Section 3.

(b)          Termination by the Executive. The Executive may terminate this Agreement and his employment by the Company:

(i)          for “Good Reason” (as defined herein). For purposes of this Agreement, “Good Reason” shall mean, the existence, without the consent of the Executive, of any of the following events: (A) the Executive’s duties and responsibilities or salary are substantially reduced or diminished; (B) the Company materially breaches its obligations under this Agreement, including the failure of the Company to pay the Executive any Base Salary that becomes due and payable within 30 days after the Employee has given the Company written notice thereof; or (C) the Executive’s place of employment is relocated by more than 50 miles of Philadelphia, Pennsylvania, without the consent of the Executive. In addition to any requirements set forth above, in order for any of the above events to constitute “Good Reason”, the Executive must (X) inform the Company of the existence of the event within 90 days of the initial existence of the event, after which date the Company shall have no less than 30 days to cure the event which otherwise would constitute “Good Reason” hereunder and (Y) the Executive must terminate employment with the Company for such “Good Reason” no later than two years after the initial existence of the event which prompted the Executive’s termination.

(ii)         Other than for Good Reason 30 days after notice to the Company.

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(c)          Termination by the Company. The Company may terminate this Agreement and the Executive’s employment by the Company upon notice to the Executive (or personal representative):

(i)          at any time and for any reason;

(ii)         upon the death of the Executive, in which case this Agreement shall terminate immediately; provided that, such termination shall not prejudice any benefits payable to the Executive’s spouse or beneficiaries which are fully vested as of the date of death;

(iii)        if the Executive is “permanently disabled” (as defined herein), in which case this Agreement shall terminate immediately; provided that, such termination shall not prejudice any benefits payable to the Executive, the Executive’s spouse or beneficiaries which are fully vested as of the date of the termination of this Agreement. For purposes of this Agreement, the Executive shall be considered “permanently disabled” when a qualified medical doctor mutually acceptable to the Company and the Executive or the Executive’s personal representative shall have certified in writing that: (A) the Executive is unable, because of a medically determinable physical or mental disability, to perform substantially all of the Executive’s duties, with or without a reasonable accommodation, for more than 180 calendar days measured from the last full day of work; or (B) by reason of mental or physical disability, it is unlikely that the Executive will be able, within 180 calendar days, to resume substantially all business duties and responsibilities in which the Executive was previously engaged and otherwise discharge the Executive’s duties under this Agreement;

(iv)        upon the liquidation, dissolution or discontinuance of business by the Company in any manner or the filing of any petition by or against the Company under any federal or state bankruptcy or insolvency laws, which petition shall not be dismissed within 60 days after filing; provided that, such termination shall not prejudice the Executive’s rights as a stockholder or a creditor of the Company; or

(v)         "for cause" (as defined herein). “For cause” shall be determined by the Board by a majority vote without the participation of the Executive in such vote and shall mean:

(A)         Any material breach of the terms of this Agreement by the Executive, or the failure of the Executive to diligently and properly perform the Executive’s duties for the Company or the Executive’s failure to achieve the objectives specified by the Board;

(B)         The Executive’s misappropriation or unauthorized use of the Company’s tangible or intangible property, or breach of the Proprietary Information Agreement (as defined herein) or any other similar agreement regarding confidentiality, intellectual property rights, non-competition or non-solicitation;

(C)         Any material failure to comply with the Company Policies or any other policies and/or directives of the Board;

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(D)         The Executive’s use of illegal drugs or any illegal substance, or the Executive’s use of alcohol in any manner that materially interferes with the performance of the Executive’s duties under this Agreement;

(E)         Any dishonest or illegal action (including, without limitation, embezzlement) or any other action whether or not dishonest or illegal by the Executive which is materially detrimental to the interest and well-being of the Company, including, without limitation, harm to its reputation;

(F)         The Executive’s failure to fully disclose any material conflict of interest that the Executive may have with the Company in a transaction between the Company and any third party which is materially detrimental to the interest and well-being of the Company; or

(G)         Any adverse action or omission by the Executive which would be required to be disclosed pursuant to public securities laws or which would limit the ability of the Company or any entity affiliated with the Company to sell securities under any Federal or state law or which would disqualify the Company or any affiliated entity from any exemption otherwise available to it.

(d)          Obligations of the Company Upon Termination.

(i)           Upon the termination of this Agreement: (A) by the Executive pursuant to paragraph 5(b)(ii); or (B) by the Company pursuant to paragraph 5(c)(ii), (iii), (iv), or (v), the Company shall have no further obligations hereunder other than the payment of all compensation and other benefits payable to the Executive through the date of such termination which shall be paid on or before the Company’s next regularly scheduled payday unless such amount is not then-calculable, in which case payment shall be made on the first regularly scheduled payday after the amount is calculable.

(ii)          Upon termination of this Agreement: (A) upon the expiration of the Term, if the Company does not renew the Term for a reason unrelated to Cause; (B) by the Executive pursuant to paragraph 5(b)(i); or (C) by the Company pursuant to paragraph 5(c)(i) and provided that the Executive first executes and does not revoke a release and settlement agreement in the form acceptable to the Company within the time period then-specified by the Company but in any event no later than sixty (60) days after the date of termination (the “Release”): (1) the Company shall pay the Executive an amount equal to 12 months of Executive’s then-current Base Salary (less all applicable deductions) payable in installments in accordance with the then-current generally applicable payroll schedule of the Company commencing on the first regularly scheduled pay date of the Company processed after Executive has executed, delivered to the Company and not revoked the Release; (2) provided that the Company still offers a health insurance plan, either allow the Executive to continue to participate in the Company’s health insurance plan at the level in effect immediately prior to termination (if permitted under the provisions of such plan), or provided that the Executive properly elects and maintains continued health insurance coverage under COBRA or its state law equivalent and provided further that such benefits continue to be offered under the Company sponsored plan, the Company shall reimburse the Executive in an amount equal to the cost of the premium for such continued health insurance coverage at the same average level and on the same terms and conditions which applied immediately prior to the date of the Executive’s termination for the shorter of (a) 12 months from the date of termination or (b) until the Executive obtains reasonably comparable coverage.

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(e)          Resignation as Officer and Director. Upon termination of this Agreement and the Executive’s employment hereunder for any reason by either party, the Executive shall be deemed to have resigned from all offices and positions the Executive may hold with the Company at such time including without limitation Board membership and/or positions as an officer of the Company.

(f)          Payment in Lieu of Notice Period. Upon the termination of this Agreement: (A) pursuant to the expiration of the Term based on a non-renewal notice, if applicable, or (B) by the Executive pursuant to paragraph 5(b)(i) or 5(b)(ii), the Company may, at its sole election, pay the Executive an amount equal to Executive’s then-current Base Salary for all or any portion of the applicable notice period required by paragraph 3(b) or paragraph 5(b)(i) or 5(b)(ii) in lieu of all or any portion of such notice period; provided, however, any such election by the Company shall not be deemed to be a termination by the Company that invokes the obligations set forth in Section 5(d)(ii) of this Agreement. Notwithstanding the above, if the Executive requests that Executive’s final day of employment occur prior to the expiration of any applicable notice period and the Company consents, pay in lieu of notice shall not be required.

6.           Proprietary Information Agreement. The terms of the Proprietary Information, Inventions, Non-Competition and Non-Solicitation Agreement by and between the Company and the Executive, entered into simultaneously herewith (the “Proprietary Information Agreement”) and any other similar agreement regarding confidentiality, intellectual property rights, non-competition or non-solicitation between the Company and the Executive, are hereby incorporated by reference and are a material part of this Agreement.

7.           Representations and Warranties.

(a)          The Executive represents and warrants to the Company that the Executive’s performance of this Agreement and as an employee of the Company does not and will not breach any noncompetition agreement or any agreement to keep in confidence proprietary information acquired by the Executive in confidence or in trust prior to the Executive's employment by the Company. The Executive represents and warrants to the Company that the Executive has not entered into, and agrees not to enter into, any agreement that conflicts with or violates this Agreement.

(b)          The Executive represents and warrants to the Company that the Executive has not brought and shall not bring with the Executive to the Company, or use in the performance of the Executive's responsibilities for the Company, any materials or documents of a former employer which are not generally available to the public or which did not belong to the Executive prior to the Executive’s employment with the Company, unless the Executive has obtained written authorization from the former employer or other owner for their possession and use and provided the Company with a copy thereof.

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8.            Indemnification.

(a)          By the Employee. The Executive shall indemnify and hold harmless the Company, its directors, officers, stockholders, agents, and employees against all claims, costs, expenses, liabilities, and lost profits, including amounts paid in settlement, incurred by any of them as a result of the breach by the Executive of any provision of Section 2, 6 and/or 7 of this Agreement.

(b)          By the Company. The Company will indemnify and hold harmless the Executive from any labilities and expenses arriving from his actions as an officer, director or employee of the Company to the fullest extent permitted by law, excepting any unauthorized acts, intentional or illegal conduct with breaches the terms of this or any other agreement or Company policy, including but not limited to the Proprietary Information Agreement.

9.            Notices. All notices, requests, consents, approvals, and other communications to, upon, and between the parties shall be in writing and shall be deemed to have been given, delivered, made, and received when: (a) personally delivered; (b) deposited for next day delivery by Federal Express, or other similar overnight courier services; (c) transmitted via telefacsimile or other similar device to the attention of the Company President with receipt acknowledged; or (d) three days after being sent or mailed by certified mail, postage prepaid and return receipt requested, addressed to the Company at 8601 Six Forks Road, Suite 400, Raleigh, NC 27615, and to the Executive at the address set forth by the signature page below.

10.          Effect. This Agreement shall be binding on and inure to the respective benefit of the Company and its successors and assigns and the Executive and his personal representatives.

11.          Entire Agreement. This Agreement and the Proprietary Information Agreement and any other similar agreement regarding confidentiality, intellectual property rights, non-competition or non-solicitation constitute the entire agreement between the parties with respect to the matters set forth herein and supersede all prior agreements and understandings between the parties with respect to the same.

12.          Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision.

13.          Amendment and Waiver. No provision of this Agreement, including the provisions of this Section, may be amended, modified, deleted, or waived in any manner except by a written agreement executed by the parties.

14.          Section 409A Matters. This Agreement is intended to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended and the Treasury Regulations and other applicable guidance thereunder (“Section 409A”). To the extent that there is any ambiguity as to whether this Agreement (or any of its provisions) contravenes one or more requirements of Section 409A, such provision shall be interpreted and applied in a matter that does not result in a Section 409A violation. Without limiting the generality of the above:

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(a)           For clarity, the severance benefits specified in this Agreement (the “Severance Benefits”) are only payable upon a “separation from service” as defined in Section 409A. The Severance Benefits shall be deemed to be series of separate payments, with each installment being treated as a separate payment. The time and form of payment of any compensation may not be deferred or accelerated to the extent it would result in an impermissible acceleration or deferral under Section 409A.

(b)          To the extent this Agreement contains payments which are subject to Section 409A (as opposed to exempt from Section 409A), the Executive’s rights to such payments are not subject to anticipation, alienation, sale, transfer, pledge, encumbrance, attachment or garnishment and, where applicable, may only be transferred by will or the laws of descent and distribution.

(c)          To the extent the Severance Benefits are intended to be exempt from Section 409A as a result of an “involuntary separation from service” under Section 409A, if all conditions necessary to establish the Executive’s entitlement to such Severance Benefits have been satisfied, all Severance Benefits shall be paid or provided in full no later than December 31st of the second calendar year following the calendar year in which the Executive’s employment terminated unless another time period is applicable.

(d)          If the Employee is a “specified employee” (as defined in Section 409A) on the termination date and a delayed payment is required by Section 409A to avoid a prohibited distribution under Section 409A, then no Severance Benefits that constitute “non-qualified deferred compensation” under Section 409A shall be paid until the earlier of (i) the first day of the 7th month following the date of Employee’s “separation from service” as defined in Section 409A, or (ii) the date of Employee’s death. Upon the expiration of the applicable deferral period, all payments deferred under this clause shall be paid in a lump sum and any remaining severance benefits shall be paid per the schedule specified in this Agreement.

(e)          The Company makes no representation that this Agreement will be exempt from or compliant with Section 409A and makes no affirmative undertaking to preclude Section 409A from applying, but does reserve the right to unilaterally amend this Agreement as may be necessary or advisable to permit the Agreement to be in documentary and operational compliance with Section 409A which determination will be made in the sole discretion of the Company.

15.          Governing Law. This Agreement will be governed by and construed according to the laws of the State of North Carolina without regard to conflict of law principles.

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16.          Consent to Jurisdiction and Venue. Each of the parties agrees that any suit, action, or proceeding arising out of this Agreement may be instituted against it in the state or federal courts located in Wake County, North Carolina. Each of the parties hereby waives any objection that it may have to the venue of any such suit, action, or proceeding, and each of the parties hereby irrevocably consents to the personal jurisdiction of any such court in any such suit, action, or proceeding.

17.          Counterparts. This Agreement may be executed in more than one counterpart, each of which shall be deemed an original, and all of which shall be deemed a single agreement.

18.          Headings. The headings herein are for convenience only and shall not affect the interpretation of this Agreement.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

COMPANY:

Innovate Biopharmaceuticals, InC.

By:	/s/ Jay P. Madan
Jay P. Madan, President

EXECUTIVE:

/s/ Christopher P. Prior, Ph.D.
Christopher P. Prior, Ph.D.

Address:

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EXHIBIT A

2016 Milestones for Equity Grant

The following pertains to the Equity Grant set forth in Section 4(a) of the Executive Employment Agreement:

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FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (the “Amendment”) is entered into as of March 15, 2016 (the “Effective Date”) by and between Innovate Biopharmaceuticals, Inc., a Delaware corporation (the “Company”), and Christopher P. Prior (the “Executive;” and, together with the Company, the “Parties”), who agree to be bound by all of the terms and conditions hereof.

WITNESSETH:

WHEREAS, the Executive and the Company entered into an Executive Employment Agreement on or about October 28, 2015 (the “Employment Agreement”), setting forth the terms and conditions of Executive’s employment as the Chief Executive Officer of the Company;

WHEREAS, the Executive and the Company desire to amend the Employment Agreement at this time as set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Executive and the Company hereby amend the Employment Agreement as follows, effective as of the date hereof:

1.            Section 4(a) of the Employment Agreement is hereby amended and restated in its entirety as follows:

“(a)          Base Salary. Upon the occurrence of the Minimum Financial Milestone Event (as defined below), the Executive shall be paid an annual salary in the amount of $240,000, which shall be payable in accordance with the then-current payroll schedule of the Company (the “Base Salary”), less all applicable taxes and withholdings; provided, however, that the Executive shall be paid minimum wage in accordance with applicable state law until such time as the Minimum Financial Milestone Event has occurred. From and after the date of the Minimum Financial Milestone Event, the Executive shall be entitled to payment of the Base Salary in accordance with the then-current payroll schedule of the Company. Upon the occurrence of the Second Financial Milestone Event (as defined below), the Executive's Base Salary shall be increased to $260,000 which shall be paid in accordance with the then-current payroll schedule of the Company commencing on the first regularly scheduled payroll date of the Company after the Second Minimum Financial Milestone Event has occurred. Upon the occurrence of the Third Financial Milestone Event (as defined below), the Executive's Base Salary shall be increased to $300,000, which shall be paid in accordance with the then-current payroll schedule of the Company commencing on the first regularly scheduled payroll date of the Company after the Second Minimum Financial Milestone Event has occurred. The Executive's salary may be increased from time to time by the Board. Notwithstanding anything to the contrary, the Base Salary may be reduced if the Board approves and implements an equal percentage reduction in the base salaries of all of the Company’s executive officers, but in no event will such reduction be greater than 15% of the Base Salary. A reduction in the Executive’s Base Salary in accordance with the immediately preceding sentence shall not constitute a substantial reduction in salary as described at paragraph 5(b)(i)(A) of this Agreement.

For the purposes of this Agreement, the “Minimum Financial Milestone Event” shall mean the sale by the Company of its Equity Securities in a bona fide equity financing following the Effective Date in which the Company receives gross proceeds of not less than $5,000,000, including proceeds received in connection with any transaction in which the Company’s securities (or the securities of any successor to the Company) become publicly tradeable. “Equity Securities” means the Company’s common stock or preferred stock issued to one or more third parties for bona fide equity financing purposes. The “Second Financial Milestone Event” shall mean the sale or sales by the Company of its Equity Securities following the Effective Date in a bona fide equity financing (or series of bona fide equity financings, including the Minimum Financial Milestone Event) in which the Company receives aggregate gross proceeds of at least $10,000,000, including proceeds received in connection with any transaction in which the Company’s securities (or the securities of any successor to the Company) become publicly tradeable. The “Third Financial Milestone Event” shall mean the sale or sales by the Company of its Equity Securities following the Effective Date in a bona fide equity financing (or series of bona fide equity financings, including the Minimum Financial Milestone Event and the Second Financial Milestone Event) in which the Company receives aggregate gross proceeds of at least $30,000,000, including proceeds received in connection with any transaction in which the Company’s securities (or the securities of any successor to the Company) become publicly tradeable. For purposes of clarity, the amount of the Minimum Financial Milestone Event shall be included in calculating the Second Milestone Event and the amount of the Minimum Financial Milestone Event and the Second Financial Milestone Event shall be included in calculating the Third Financial Milestone Event.”

2.            Section 4(b) of the Employment Agreement is hereby amended and restated in its entirety as follows:

“(b)         Bonuses.

(i)          Upon the occurrence of the Minimum Financial Milestone Event (as defined above) provided that the conditions set forth below have been satisfied, the Executive shall be paid a one-time lump sum cash bonus in the amount of $60,000, less applicable withholdings, which shall be paid within 30 days of the occurrence of the Minimum Financial Milestone Event.

(ii)         Upon the occurrence of the Second Financial Milestone Event, provided that the conditions set forth below have been satisfied, the Executive shall be paid a one-time lump sum cash bonus in the amount of $90,000, less all applicable withholdings, which shall be paid to the Executive within 30 days of the occurrence of the Second Financial Milestone Event. In the event a Second Financial Event is the initial fundraising, the Executive shall be entitled to payment of both bonuses specified under subpart (i) above, and both bonuses shall be paid to the Executive, less applicable withholdings, within 30 days of the occurrence of the Second Financial Milestone Event.

(iii)        Upon the occurrence of the Third Financial Milestone Event, provided that the conditions set forth below have been satisfied, the Executive shall be paid a one-time lump sum cash bonus in the amount of $175,000, less all applicable withholdings, which shall be paid to the Executive within 30 days of the occurrence of the Third Financial Milestone Event. In the event the Third Financial Milestone Event is the initial fundraising, the Executive shall be entitled to a payment of each bonus specified under subpart (i) and (ii) above this subpart (iii), and all such bonuses shall be paid to the Executive, less applicable withholdings, within 30 days of the occurrence of the Third Financial Milestone Event.

For the purposes of subparts (i), (ii) and (iii) above, the Executive shall only be paid the bonuses specified therein if: (A) the Executive is employed by the Company on the effective date of the occurrence of the Minimum Financial Milestone Event the Second Financial Milestone Event, and/or the Third Financial Milestone Event, as appropriate, or has been terminated without Cause prior to such date. For purposes of clarity, if the Executive is not employed by the Company upon the applicable milestone or has been terminated for Cause (as defined herein) prior to the occurrence of the applicable milestone event, the Executive shall have no right to the payment of the bonus specified under subparts (i), (ii) or (iii) hereof.”

3.           This Amendment is hereby incorporated into and forms a part of the Employment Agreement.

4.           Except as modified herein, all other terms and conditions of the Employment Agreement shall continue in full force and effect.

5.           This Amendment shall be binding upon the Parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns and shall be governed by and construed in accordance with the laws of the State of North Carolina.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

COMPANY:

Innovate Biopharmaceuticals, InC.

By:	/s/ Jay P. Madan, President
Jay P. Madan, President

EXECUTIVE:

By:	/s/ Christopher P. Prior
Christopher P. Prior

Address:

SECOND AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

THIS SECOND AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (the “Second Amendment”) is entered into as of March 1, 2017, with an effective date of July 1, 2016 (the “Effective Date”) by and between Innovate Biopharmaceuticals, Inc., a Delaware corporation (the “Company”), and Christopher P. Prior (the “Executive;” and, together with the Company, the “Parties”), who agree to be bound by all of the terms and conditions hereof.

WITNESSETH:

WHEREAS, the Executive and the Company entered into an Executive Employment Agreement on or about October 28, 2015 (the “Employment Agreement”), setting forth the terms and conditions of Executive’s employment as the Chief Executive Officer of the Company;

WHEREAS, the Executive and the Company entered into a First Amendment to Executive Employment Agreement on or about March 15, 2016 (the “First Amendment”); and

WHEREAS, the Executive and the Company desire to amend the Employment Agreement, as amended by the First Amendment, as set forth in this Second Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Executive and the Company hereby amend the Employment Agreement as follows, effective as of the Effective Date set forth above:

1.            Section 4(a) of the Employment Agreement entitled “Base Salary” is hereby amended to add the following paragraphs at the end of Section 4(a) relative to Executive’s Base Salary:

“Commencing on July 1, 2016, Executive’s Base Salary shall be increased so that Executive is paid $36,000 per year ($3,000 per month) (to clarify which will be $ 18,000 for period of July 1, 2016 to Dec 31, 2016) (the “Salary Increase”), less all applicable taxes and withholdings. Payment of the Salary Increase shall continue until such time as the Minimum Financial Milestone Event has occurred.

Additionally, in the months of July, August and September 2016, the Executive shall be paid a discretionary monthly bonus in addition to the Salary Increase in the amount of $700 per month (to clarify, that the total 2016 Discretionary Bonus would be $ 2,100) (the “2016 Discretionary Bonus”). The 2016 Discretionary Bonus shall be paid to the Executive on a monthly basis in each of the months of July, August and September 2016 in accordance with the Company’s standard payroll procedure and shall be less all applicable taxes and withholdings. There shall be no further payment of the 2016 Discretionary Bonus from and after September 30, 2016.”

2.            This Second Amendment is hereby incorporated into and forms a part of the Employment Agreement.

3.            Except as modified herein, all other terms and conditions of the Employment Agreement as amended by the First Amendment, shall continue in full force and effect.

4.            This Second Amendment shall be binding upon the Parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns and shall be governed by and construed in accordance with the laws of the State of North Carolina.

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IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the day and year first above written.

COMPANY:

Innovate Biopharmaceuticals, InC.

By:	/s/ Jay P. Madan
Jay P. Madan, President

EXECUTIVE:

By:	/s/ Christopher P. Prior, Ph.D.
Christopher P. Prior, Ph.D.

Address:

THIRD AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

THIS THIRD AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (the “Third Amendment”) is entered into as of March 1, 2017 (the “Effective Date”) by and between Innovate Biopharmaceuticals, Inc., a Delaware corporation (the “Company”), and Christopher P. Prior (the “Executive;” and, together with the Company, the “Parties”), who agree to be bound by all of the terms and conditions hereof.

WITNESSETH:

WHEREAS, the Executive and the Company entered into an Executive Employment Agreement on or about October 28, 2015 (the “Employment Agreement”), setting forth the terms and conditions of Executive’s employment as the Chief Executive Officer of the Company;

WHEREAS, the Executive and the Company entered into a First Amendment to Executive Employment Agreement on or about March 15, 2016 (the “First Amendment”);

WHEREAS, the Executive and the Company entered into a Second Amendment to Executive Employment Agreement simultaneously herewith with an effective date of July 1, 2016 (the “Second Amendment”); and

WHEREAS, the Executive and the Company desire to amend the Employment Agreement, as amended by the First Amendment and Second Amendment, as set forth in this Third Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Executive and the Company hereby amend the Employment Agreement as follows, effective as of the Effective Date set forth above:

1.            Section 4(a) of the Employment Agreement is hereby amended and restated in its entirety as follows:

“(a)          Base Salary. Upon the occurrence of the Minimum Financial Milestone Event (as defined below), the Executive shall be paid an annual salary in the amount of $240,000, which shall be payable in accordance with the then-current payroll schedule of the Company (the “Base Salary”), less all applicable taxes and withholdings; provided, however, that the Executive shall be paid minimum wage in accordance with applicable state law until such time as the Minimum Financial Milestone Event has occurred. From and after the date of the Minimum Financial Milestone Event, the Executive shall be entitled to payment of the Base Salary in accordance with the then-current payroll schedule of the Company. Upon the occurrence of the Second Financial Milestone Event (as defined below), the Executive's Base Salary shall be increased to $260,000 which shall be paid in accordance with the then-current payroll schedule of the Company commencing on the first regularly scheduled payroll date of the Company after the Second Minimum Financial Milestone Event has occurred. Upon the occurrence of the Third Financial Milestone Event (as defined below), the Executive's Base Salary shall be increased to $300,000, which shall be paid in accordance with the then-current payroll schedule of the Company commencing on the first regularly scheduled payroll date of the Company after the Third Minimum Financial Milestone Event has occurred. Upon the occurrence of the Fourth Financial Milestone Event (as defined below), the Executive's Base Salary shall be increased to $425,000, which shall be paid in accordance with the then-current payroll schedule of the Company commencing on the first regularly scheduled payroll date of the Company after the Fourth Minimum Financial Milestone Event has occurred. The Executive's salary may be increased from time to time by the Board. Notwithstanding anything to the contrary, the Base Salary may be reduced if the Board approves and implements an equal percentage reduction in the base salaries of all of the Company’s executive officers, but in no event will such reduction be greater than 15% of the Base Salary. A reduction in the Executive’s Base Salary in accordance with the immediately preceding sentence shall not constitute a substantial reduction in salary as described at paragraph 5(b)(i)(A) of this Agreement.

For the purposes of this Agreement, the “Minimum Financial Milestone Event” shall mean the sale by the Company of its Equity Securities in a bona fide equity financing following the Effective Date in which the Company receives gross proceeds of not less than $5,000,000, including proceeds received in connection with any transaction in which the Company’s securities (or the securities of any successor to the Company) become publicly tradeable. “Equity Securities” means the Company’s common stock or preferred stock issued to one or more third parties for bona fide equity financing purposes. The “Second Financial Milestone Event” shall mean the sale or sales by the Company of its Equity Securities following the Effective Date in a bona fide equity financing (or series of bona fide equity financings, including the Minimum Financial Milestone Event) in which the Company receives aggregate gross proceeds of at least $10,000,000, including proceeds received in connection with any transaction in which the Company’s securities (or the securities of any successor to the Company) become publicly tradeable. The “Third Financial Milestone Event” shall mean the sale or sales by the Company of its Equity Securities following the Effective Date in a bona fide equity financing (or series of bona fide equity financings, including the Minimum Financial Milestone Event and the Second Financial Milestone Event) in which the Company receives aggregate gross proceeds of at least $30,000,000, including proceeds received in connection with any transaction in which the Company’s securities (or the securities of any successor to the Company) become publicly tradeable. The “Fourth Financial Milestone Event” shall mean the sale or sales by the Company of its Equity Securities following the Effective Date in a bona fide equity financing (or series of bona fide equity financings, including the Minimum Financial Milestone Event, the Second Financial Milestone Event and the Third Financial Milestone Event, as applicable) in which the Company receives aggregate gross proceeds of at least $45,000,000, including proceeds received in connection with any transaction in which the Company’s securities (or the securities of any successor to the Company) become publicly tradeable. For purposes of clarity, the amount of the Minimum Financial Milestone Event shall be included in calculating the Second Milestone Event; the amount of the Minimum Financial Milestone Event and the Second Financial Milestone Event shall be included in calculating the Third Financial Milestone Event; and the amount of the Minimum Financial Milestone Event, the Second Financial Milestone Event and the Third Financial Milestone shall be included in calculating the Fourth Financial Milestone Event."

2.            Section 4(b) of the Employment Agreement is hereby amended and restated in its entirety as follows:

“(b)         Bonuses.

(i)          Upon the occurrence of the Minimum Financial Milestone Event (as defined above) provided that the conditions set forth below have been satisfied, the Executive shall be paid a one-time lump sum cash bonus in the amount of $60,000, less applicable withholdings, which shall be paid within 30 days of the occurrence of the Minimum Financial Milestone Event.

(ii)         Upon the occurrence of the Second Financial Milestone Event, provided that the conditions set forth below have been satisfied, the Executive shall be paid a one-time lump sum cash bonus in the amount of $125,000, less all applicable withholdings, which shall be paid to the Executive within 30 days of the occurrence of the Second Financial Milestone Event. In the event a Second Financial Event is the initial fundraising, the Executive shall be entitled to payment of both bonuses specified under subpart (i) above, and both bonuses shall be paid to the Executive, less applicable withholdings, within 30 days of the occurrence of the Second Financial Milestone Event.

(iii)        Upon the occurrence of the Third Financial Milestone Event, provided that the conditions set forth below have been satisfied, the Executive shall be paid a one-time lump sum cash bonus in the amount of $175,000, less all applicable withholdings, which shall be paid to the Executive within 30 days of the occurrence of the Third Financial Milestone Event. In the event the Third Financial Milestone Event is the initial fundraising, the Executive shall be entitled to a payment of each bonus specified under subpart (i) and (ii) above this subpart (iii), and all such bonuses shall be paid to the Executive, less applicable withholdings, within 30 days of the occurrence of the Third Financial Milestone Event.

(iv)        Upon the occurrence of the Fourth Financial Milestone Event, provided that the conditions set forth below have been satisfied, the Executive shall be paid a one-time lump sum cash bonus in the amount of $175,000, less all applicable withholdings, which shall be paid to the Executive within 30 days of the occurrence of the Forth Financial Milestone Event. In the event the Fourth Financial Milestone Event is the initial fundraising, the Executive shall be entitled to a payment of each bonus specified under subparts (i), (ii) and (iii) above, and all such bonuses shall be paid to the Executive, less applicable withholdings, within 30 days of the occurrence of the Fourth Financial Milestone Event.

For the purposes of the bonuses specified under subparts (i) – (iv) above, the Executive shall only be entitled to the bonuses specified therein if the Executive is employed by the Company on the effective date of the occurrence of the Minimum Financial Milestone Event the Second Financial Milestone Event, the Third Financial Milestone Event and/or the Fourth Financial Milestone Event, as appropriate. For purposes of clarity, unless the Executive is employed by the Company on the date of such milestone event, the Executive shall have no right to the payment of the bonus specified under subparts (i), (ii), (iii) or (iv) hereof.”

3.           This Third Amendment is hereby incorporated into and forms a part of the Employment Agreement.

4.           Except as modified herein, all other terms and conditions of the Employment Agreement shall continue in full force and effect.

5.           This Third Amendment shall be binding upon the Parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns and shall be governed by and construed in accordance with the laws of the State of North Carolina.

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IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the day and year first above written.

COMPANY:

Innovate Biopharmaceuticals, InC.

By:	/s/ Jay P. Madan
Jay P. Madan, President

EXECUTIVE:

By:	/s/ Christopher P. Prior, Ph.D.
Christopher P. Prior, Ph.D.

Address:

FOURTH AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

THIS FOURTH AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (the “Fourth Amendment”) is entered into as of August 31, 2017, with an effective date of July 1, 2016 (the “Effective Date”) by and between Innovate Biopharmaceuticals, Inc., a Delaware corporation (the “Company”), and Christopher P. Prior (the “Executive;” and, together with the Company, the “Parties”), who agree to be bound by all of the terms and conditions hereof.

WITNESSETH:

WHEREAS, the Executive and the Company entered into an Executive Employment Agreement on or about October 28, 2015 (the “Employment Agreement”), setting forth the terms and conditions of Executive’s employment as the Chief Executive Officer of the Company;

WHEREAS, the Executive and the Company entered into a First Amendment to Executive Employment Agreement on or about March 15, 2016 (the “First Amendment”);

WHEREAS, the Executive and the Company entered into a Second Amendment to Executive Employment Agreement on or about March 1, 2017 (the “Second Amendment”);

WHEREAS, the Executive and the Company entered into a Third Amendment to Executive Employment Agreement on or about March 1, 2017 (the “Third Amendment”); and

WHEREAS, the Executive and the Company desire to amend the Employment Agreement, as amended, as set forth in this Fourth Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Executive and the Company hereby amend the Employment Agreement as follows, effective as of the Effective Date set forth above:

1.            The second paragraph of Section 4(a)(i) of the Employment Agreement is hereby amended and restated in its entirety as follows:

“For the purposes of this Agreement, the “Minimum Financial Milestone Event” shall mean the sale by the Company of its Equity Securities in a bona fide equity financing following the Effective Date in which the Company receives gross proceeds of not less than $5,000,000, including proceeds received in connection with any transaction in which the Company’s securities (or the securities of any successor to the Company) become publicly tradeable. “Equity Securities” means the Company’s common stock or preferred stock, or any other securities convertible into the Company’s common stock or preferred stock (e.g., convertible promissory notes), issued to one or more third parties for bona fide equity financing purposes. The “Second Financial Milestone Event” shall mean the sale or sales by the Company of its Equity Securities following the Effective Date in a bona fide equity financing (or series of bona fide equity financings, including the Minimum Financial Milestone Event) in which the Company receives aggregate gross proceeds of at least $10,000,000, including proceeds received in connection with any transaction in which the Company’s securities (or the securities of any successor to the Company) become publicly tradeable. The Second Financial Milestone Event will also include any proceeds received from sale of assets, out-licensing and/or partnering agreements. The “Third Financial Milestone Event” shall mean the sale or sales by the Company of its Equity Securities following the Effective Date in a bona fide equity financing (or series of bona fide equity financings, including the Minimum Financial Milestone Event and the Second Financial Milestone Event) in which the Company receives aggregate gross proceeds of at least $25,000,000, including proceeds received in connection with any transaction in which the Company’s securities (or the securities of any successor to the Company) become publicly tradeable. The Third Financial Milestone Event will also include any proceeds received from sale of assets, out-licensing and/or partnering agreements. The “Fourth Financial Milestone Event” shall mean the sale or sales by the Company of its Equity Securities following the Effective Date in a bona fide equity financing (or series of bona fide equity financings, including the Minimum Financial Milestone Event, the Second Financial Milestone Event and the Third Financial Milestone Event, as applicable) in which the Company receives aggregate gross proceeds of at least $45,000,000, including proceeds received in connection with any transaction in which the Company’s securities (or the securities of any successor to the Company) become publicly tradeable. The Fourth Financial Milestone Event will also include any proceeds received from sale of assets, out-licensing and/or partnering agreements. For purposes of clarity, the amount of the Minimum Financial Milestone Event shall be included in calculating the Second Financial Milestone Event; the amount of the Minimum Financial Milestone Event and the Second Financial Milestone Event shall be included in calculating the Third Financial Milestone Event; and the amount of the Minimum Financial Milestone Event, the Second Financial Milestone Event and the Third Financial Milestone shall be included in calculating the Fourth Financial Milestone Event."

2.            This Fourth Amendment is hereby incorporated into and forms a part of the Employment Agreement.

3.            Except as modified herein, all other terms and conditions of the Employment Agreement, as amended, shall continue in full force and effect.

4.            This Fourth Amendment shall be binding upon the Parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns and shall be governed by and construed in accordance with the laws of the State of North Carolina.

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IN WITNESS WHEREOF, the parties have executed this Fourth Amendment as of the day and year first above written.

COMPANY:

Innovate Biopharmaceuticals, InC.

By:	/s/ Jay P. Madan
Jay P. Madan, President

EXECUTIVE:

By:	/s/ Christopher P. Prior, Ph.D.
Christopher P. Prior, Ph.D.

Address: